Exhibit (g)(2)(w)

MAINSTAY GROUP OF FUNDS

February 14, 2020

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02210

Attention: MainStay Group of Funds Client Manager

Re: Amended and Restated Master Delegation Agreement (the “Agreement”)

Ladies and Gentlemen:

Please be advised of the following changes to the MainStay Group of Funds. These changes are reflected in the attached revised Appendix A to the Agreement.

Type of change	Fund name	New Fund name	Date of change
Liquidation	MainStay MacKay Emerging Markets Equity Fund	N/A	February 26, 2020
Name Change	MainStay VP Cushing Renaissance Advantage Portfolio	Mainstay VP CBRE Global Infrastructure Portfolio	February 28, 2020
Name Change	MainStay Large Cap Growth Fund	MainStay Winslow Large Cap Growth Fund	February 28, 2020

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the MainStay Funds and retaining one for your records.

Sincerely,

THE MAINSTAY FUNDS
MAINSTAY FUNDS Trust

MAINSTAY VP FUNDS TRUST

By: /s/ Kirk C. Lehneis

Name: Kirk C. Lehneis

Title: President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By: /s/ Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President, Duly Authorized

Effective Date: February 26, 2020

Appendix A

to the

Amended and Restated Master Delegation Agreement

(as of February 26, 2020, unless otherwise noted)

MainStay MacKay DefinedTerm Municipal Opportunities Fund
The MainStay Funds

MainStay Candriam Emerging Markets Debt Fund

MainStay Income Builder Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Convertible Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Infrastructure Bond Fund

MainStay MacKay International Equity Fund

MainStay MacKay Tax Free Bond Fund

MainStay MacKay Unconstrained Bond Fund

MainStay MAP Equity Fund

MainStay Money Market Fund
MainStay Winslow Large Cap Growth Fund
    (name change effective February 28, 2020)

MainStay VP Funds Trust

MainStay VP Balanced Portfolio

MainStay VP Bond Portfolio

MainStay VP CBRE Global Infrastructure Portfolio

(name change effective February 28, 2020)

MainStay VP Conservative Allocation Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Fidelity Institutional AM® Utilities Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Convertible Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP U.S. Government Money Market Portfolio

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MainStay Funds Trust

MainStay Balanced Fund

MainStay Candriam Emerging Markets Equity Fund
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund

MainStay Conservative Allocation Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Floating Rate Fund

MainStay Growth Allocation Fund

MainStay MacKay California Tax Free Opportunities Fund

MainStay MacKay Growth Fund

MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund

MainStay MacKay International Opportunities Fund

MainStay MacKay New York Tax Free Opportunities Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Short Term Municipal Fund

MainStay MacKay Small Cap Core Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Short Term Bond Fund
MainStay U.S. Government Liquidity Fund

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